                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                  TO TENDER TO

                        VOICESTREAM WIRELESS CORPORATION

                         11 1/2% SENIOR NOTES DUE 2009
                            OF OMNIPOINT CORPORATION

                           PURSUANT TO THE PROSPECTUS
                             DATED APRIL  -- , 2000

                                  Deliver to:

                                 HSBC BANK USA

          By Registered or Certified Mail, Overnight Courier or Hand:

                                 HSBC BANK USA
                            140 Broadway -- Level A
                         New York, New York 10005-1180
                       Attn: Corporation Trust Operations
                           Facsimile: (212) 658-2292
                           Telephone: (212) 658-5931

     Delivery of this Letter of Transmittal to an address, or transmission via facsimile, other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges receipt of the prospectus dated the date hereof constituting the exchange offer (as amended or supplemented from time to time, the "Prospectus"), of VoiceStream Wireless Corporation, a Delaware corporation (the "Offeror"), relating to the 11 1/2% Senior Notes due 2009 of Omnipoint Corporation, a Delaware corporation (the "Notes"), and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal" and, together with the Prospectus, the "Offer Documents"), which together constitute the Offeror's offer (the "Offer") to exchange any and all of the Notes, upon the terms and subject to the conditions set forth in the Offer Documents. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Statement.

     The Offeror is offering to exchange its registered, newly issued notes for a like principal amount of Notes, which have terms identical to the Offeror's new notes;

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Letter of Transmittal is to be used by holders of Notes (the "Holders") if: (i) certificates representing such Notes are to be physically delivered to HSBC Bank USA as exchange agent (the "Exchange Agent") herewith by such Holders; (ii) tender of such Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") (the "Book Entry Transfer Facility") pursuant to the procedures set forth in the Statement under the caption "Procedures for Tendering Notes, Book-Entry Delivery Procedures" by any financial institution that is a participant in DTC and whose name appears on a security listing as the owner of Notes; or (iii) tender of such Notes is to be made according to the guaranteed delivery procedures set forth under "Procedures for Tendering Notes, Guaranteed Delivery," and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     If a Holder desires to tender Notes pursuant to the applicable Offer and time will not permit this Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Exchange Agent, or book-entry procedures cannot be completed at or prior to the Expiration Date, then such Holder must tender such Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "Procedures for Tendering Notes, Guaranteed Delivery."

     In the event that the Offer is withdrawn or otherwise not completed, no consideration will be paid or become payable to Holders who have validly tendered their Notes in connection with such Offer and the tendered Notes will be returned.

     The Offer are made upon the terms and subject to the conditions set forth in the Prospectus and herein. Holders of all the Notes should carefully review the information set forth therein and herein.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer Documents may be directed to the Exchange Agent.


                      TENDER OF NOTES
[ ]  CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.
[ ]  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY
     BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY
     THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER
     FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS
     IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES
     BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Account Number:
Date Tendered:
Transaction Code Number:
[ ]  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED
     PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY
     SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s):
Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Eligible Institution that guaranteed delivery:
If delivered by book-entry transfer:
     DTC Account Number:
     Date Sent:
     Transaction Code Number:

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                                      DESCRIPTION OF NOTES TENDERED
 NAME(S) AND ADDRESS(ES) OF HOLDER(S)
      (PLEASE FILL IN, IF BLANK)               CERTIFICATE NUMBERS*           PRINCIPAL AMOUNT TENDERED
*   Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC's ATOP procedure for transfer.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Offeror the principal amount at maturity of Notes indicated above. Subject to, and effective upon, the acceptance for exchange of, and payment for, the Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Offeror) with respect to the Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Offeror, (ii) present such Notes for transfer of ownership on the books of the relevant security registrar and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase and payment by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby. The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Offeror. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Offeror, in its sole discretion, which determination shall be final and binding.

     The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Exchange Agent at any time at or prior to 5:00 p.m., New York City time, on the Effective Date, but not thereafter.

     The undersigned understands that in order to be valid, a notice of withdrawal of Notes must contain the name of the person who tendered the Notes and the description of the Notes to which it relates, the certificate number or numbers of such Notes (unless such Notes were tendered by book-entry transfer), and the aggregate principal amount at maturity represented by such Notes, be signed by the Holder thereof in the same manner as the original signature on this Letter of Transmittal by which such Notes were tendered (including any required signature guarantees) or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal or revocation on behalf of such Holder, and be received at or prior to 5:00 p.m., New York City time, on the Effective Date by the Exchange Agent, at its address set forth on the first page of this Letter of Transmittal.

     The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by the Offeror will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offers and, if applicable, the Notice of Guaranteed Delivery.

     For purposes of the Offer, the undersigned understands that the Offeror will be deemed to have accepted for exchange validly tendered Notes (or defectively tendered Notes with respect to which the Offeror has waived such defect), if, as and when the Offeror gives oral (confirmed in writing) or written notice thereof to the Exchange Agent.

     The undersigned understands that, under certain circumstances and subject to certain conditions of the Offer (each of which the Offeror may waive in its sole discretion) as set forth in the Prospectus, the Offeror would not be required to accept for exchange any of the Notes tendered (including any Notes tendered after the Expiration Date). Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered), unless otherwise indicated herein under "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for exchange and all notes to be issued by the Offeror in exchange for tendered Notes be issued in the name(s) of the undersigned (and in case of Notes tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above) and delivered to the undersigned at the address(es) shown above. In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any notes issued by the Offeror in exchange for tendered Notes and Notes representing principal amounts at maturity not tendered or not accepted for purchase be issued in the name(s) of and delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Offeror has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered Holder(s) thereof if the Offeror does not accept for purchase any of the principal amount at maturity of such Notes so tendered.

                                PLEASE SIGN HERE

               (TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES
      REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements on certificates for Notes or by bond powers transmitted with this Letter of Transmittal. Endorsements on Notes and signatures on bond powers by registered Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Offeror of such person's authority to so act.

X
  ------------------------------------------------------------------------------

X
  ------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Dated:
      -------------------------------------------------------

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
        ------------------------------------------------------

Address:
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:
                         -------------------------------------------------------

Tax Identification or Social Security No.:
                                 -----------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
           SIGNATURE GUARANTEE, IF REQUIRED (SEE INSTRUCTION 4 BELOW)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                             ELIGIBLE INSTITUTION)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Dated:
--------------------------------------------- , 2000

------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)
   To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for exchange or notes of the Offeror issued in exchange for Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal, or issued to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the Book-Entry Transfer Facility other than the one designated above.
 Issue:

 Name:
         -----------------------------------------------------
                                     (PLEASE PRINT)

 Address:
           -----------------------------------------------------

           -----------------------------------------------------
                                        (ZIP CODE)

 -----------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

 Credit unpurchased Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:
                                      DTC
 -----------------------------------------------------
                              (DTC ACCOUNT NUMBER)

 Number of Account Party:
 -----------------------------------------------------
------------------------------------------------------
------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)
   To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for exchange or notes of the Offeror issued in exchange for Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal.
 Issue:

 Name:
         -----------------------------------------------------
                                     (PLEASE PRINT)

 Address:
           -----------------------------------------------------

           -----------------------------------------------------
                                        (ZIP CODE)

 -----------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR NOTES OR BOOK-ENTRY CONFIRMATIONS. To tender Notes in the Offer, physical delivery of certificates for Notes or a confirmation of any book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility of Notes tendered electronically, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of Notes and related Letters of Transmittal, any required signature guarantees and all other required documents, including delivery through DTC and any acceptance of an Agent's Message transmitted through ATOP, is at the election and risk of the person tendering such Notes and delivering such Letters of Transmittal and, except as otherwise provided in the Letter of Transmittal, delivery will be deemed made only when actually received by the Exchange Agent.

     If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the applicable Expiration Date to permit delivery to the Exchange Agent prior to such date. No alternative, conditional or contingent tenders of Notes will be accepted.

     To tender Notes that are held through DTC, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance through ATOP, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. Except as otherwise provided below, the delivery will be deemed made when the Agent's Message is actually received or confirmed by the Exchange Agent. THIS LETTER OF TRANSMITTAL AND THE NOTES SHOULD BE SENT ONLY TO THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If a Holder desires to tender Notes pursuant to the Offer and (a) certificates representing such Notes are not lost but are not immediately available, (b) time will not permit such Holder's Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, a tender may be effected if all the following are complied with:

          (a) Such tender is made by or through an Eligible Institution;

          (b) On or prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution at one of the addresses of the Exchange Agent set forth on the back cover of the Prospectus, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with this Prospectus, setting forth the name(s) and address(es) of the registered Holder(s) and the principal amount at maturity of Notes being tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of the Notice of Guaranteed Delivery, the applicable Letter of Transmittal properly completed and validly executed (or a manually signed facsimile thereof), together with certificates representing the Notes (or confirmation of book-entry transfer of such Notes into the Exchange Agent's account with a Book-Entry Transfer Facility), and any other documents required by the applicable Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c) Such Letter of Transmittal (or a manually signed facsimile thereof) properly completed and validly executed with any required signature guarantees, together with certificates for all Notes in proper form for transfer (or confirmation of book-entry transfer of such Notes into the Exchange Agent's account with a Book-Entry Transfer Facility), and any other required documents are received by the Exchange Agent within three NYSE trading days after the date of such Notice of Guaranteed Delivery.

     2. WITHDRAWAL OF TENDERS. Tenders of Notes may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on the Expiration Date but not thereafter. In the event of a termination of the Offer the Notes tendered pursuant to such Offer will be returned promptly to the tendering Holder.

     For a withdrawal of a tender of Notes to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the Exchange Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date, at its address set forth on the back cover of this Statement. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) contain the description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount at maturity represented by such Notes and (iii) be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes (y) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal or revocation on behalf of such Holder. If the Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. The withdrawal of a tender of Notes may also be effected through a properly transmitted "Request Message" through ATOP, received by the Exchange Agent at any time prior to 5:00 p.m., New York City time, on the Effective Date.

     Withdrawal of Notes can be accomplished only in accordance with the foregoing procedures.

     3. PARTIAL TENDERS. Tenders of Notes pursuant to the Offers will be accepted only in respect of principal amounts at maturity equal to $1,000 or integral multiples thereof. If less than the entire principal amount at maturity of any Note evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount at maturity represented by the certificates for all Notes delivered to the Exchange Agent will be deemed to have been tendered. If the entire principal amount at maturity of all Notes is not tendered or not accepted for exchange, Notes representing such untendered amount will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 5), promptly after the Notes are accepted for purchase.

     4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

     If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign the Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which Notes are held.

     If this Letter of Transmittal is signed by the Holder, and the certificates for notes of Offeror issued in exchange for tendered Notes or any Notes tendered and not accepted for purchase are to be issued (or if any principal amount of Notes that are not tendered or not accepted for purchase are to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at the Book-Entry Transfer Facility of the Holder, to be made in connection with the Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the Notes tendered with this Letter of Transmittal (executed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement guaranteed by an Eligible Institution, unless such Notes are executed by an Eligible Institution.

     If this Letter of Transmittal or any Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted with this Letter of Transmittal.

     Signatures on all Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor"), unless the Notes tendered thereby are tendered (i) by a registered Holder of the Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed any of the boxes entitled "Special Payment/Delivery Instructions" on the Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution").

     5. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which notes of Offeror issued in exchange for tendered Notes or Notes for principal amounts tendered and not accepted for purchase to be made in connection with the Offers are to be issued or sent, if different from the name and address of the registered Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered Holder of the Notes tendered. Any Holder tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at the Book-Entry Transfer Facility as such Holder may designate under the caption "Special Payment Instructions." If no such instructions are given, any such Notes not tendered or not accepted for purchase will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     6. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Under Federal income tax law, certain United States Holders whose Notes are accepted for payment are required to provide the Exchange Agent (as payer) with such United States Holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 (included as part of the Letter of Transmittal). If the

United States Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the United States Holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such Holder may be subject to backup withholding. Additionally, any United States Holder who has been notified by the IRS that it has failed to report all interest and dividends required to be shown on its federal income tax returns will also be subject to backup withholding. Certain United States Holders (including, among others, corporations) are not subject to these backup withholding and reporting requirements. If backup withholding applies, the Exchange Agent is required to withhold 31% of any payment made to the United States Holder. Backup withholding is not an additional tax; any amounts so withheld may be credited against the federal income tax liability of the United States Holder subject to the withholding. If backup withholding results in an overpayment of U.S. Federal income taxes, a refund may be obtained from the IRS provided the required information is furnished.

     To prevent backup withholding, the United States Holder or other payee is required to complete the Substitute Form W-9 on this Letter of Transmittal certifying that the TIN provided on such form is correct and that such Holder or other payee is not subject to backup withholding. If the Notes are held in more than one name or are held not in the name of an actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     7. TRANSFER TAXES. The Offeror will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offers, except in the case of deliveries of certificates for Notes for principal amounts at maturity not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered Holder of Notes tendered thereby.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     8. IRREGULARITIES. All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Offeror in the Offeror's sole discretion (whose determination shall be final and binding). None of the Offeror, Omnipoint or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal of Notes or incur any liability for failure to give any such notification.

     9. WAIVER OF CONDITIONS. The Offeror expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offers in the case of any Notes tendered in whole or in part, at any time and from time to time.

     10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR NOTES. Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Exchange Agent at the address or telephone number set forth herein.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Exchange Agent at its address set forth herein or from the tendering Holder's broker, dealer, commercial bank or trust company. Additional copies of the Offer Documents may be obtained from the Exchange Agent.

                                                       PAYER'S NAME:

                                      PART 1 -- PLEASE PROVIDE YOUR TIN IN
                                      THE BOX AT THE RIGHT AND CERTIFY BY                --------------------
                                      SIGNING AND DATING BELOW                         Social Security Number(s)
                                                                                                  OR
                                                                                         --------------------
                                                                                    Employer Identification Number
                                      PART 2 -- Certification -- Under penalties of perjury, I certify that (1) The number shown on this form is my correct Taxpayer Identification Number (or I am
             SUBSTITUTE               waiting for a number to be issued to me); and (2) I am not subject to backup
              FORM W-9                withholding because: (i) I am exempt from backup withholding, (ii) I have not
        PAYER'S REQUEST FOR           been notified by the Internal Revenue Service (the "IRS") that I am subject to
      TAXPAYER IDENTIFICATION         backup withholding as a result of a failure to report all interest or dividends
           NUMBER ("TIN")             or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                                      CERTIFICATION INSTRUCTIONS.  You must cross out item (2)           PART 3 --
                                      in Part 2 above if you have been notified by the IRS that      Awaiting TIN [ ]
                                      you are subject to backup withholding because of
                                      under-reporting interest or dividends on your tax returns.
                                      However, if after being notified by the IRS that you were
                                      subject to backup withholding you received another
                                      notification from the IRS stating that you are no longer
                                      subject to backup withholding, do not cross out such item
                                      (2).

                   ----------------------------------------                              --------------------
                                  SIGNATURE                                                      DATE

                   ----------------------------------------
                             NAME (PLEASE PRINT)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFERS AND THE SOLICITATIONS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9.

         CERTIFICATE OF PERSON AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application to receive a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but I will be refunded if I provide a certified taxpayer identification number within 60 days.

          ------------------------------                            ------------------------------
                     SIGNATURE                                                   DATE

          ------------------------------
                NAME (PLEASE PRINT)